UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
September 4, 2015
 Date of Report (Date of Earliest Event Reported)
SEARS HOLDINGS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)
000-51217, 001-36693	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois 60179
 (Address Of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code:  (847) 286-2500

 (Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry Into a Material Definitive Agreement

On September 4, 2015, Sears Holdings Corporation (the "Company") announced it has been in discussions with the Pension Benefit Guaranty Corporation ("PBGC") with respect to the Company's rights offering and sale-leaseback transaction with Seritage Growth Properties, a recently formed, independent publicly traded real estate investment trust, which closed on July 7, 2015, and the Company has entered into a term sheet (the "Term Sheet") for a five-year agreement with the Pension Benefit Guaranty Corporation ("PBGC").  With the exception of certain provisions described below, the Term Sheet is non-binding and subject to the execution of a definitive agreement with respect thereto (the "Definitive Documentation"), which the parties have agreed to work in good faith to complete in 60 days.

Under the binding terms of the Term Sheet, the Company will continue to protect, or "ring-fence," pursuant to customary covenants, the assets of certain special purpose subsidiaries (the "Relevant Subsidiaries") holding real estate and/or intellectual property assets.

Under the Definitive Documentation, the Relevant Subsidiaries will grant PBGC a springing lien on the ring-fenced assets, which lien would be triggered only by (a) failure to make required contributions to the Company's pension plan (the "Plan"), (b) prohibited transfers of ownership interests in the Relevant Subsidiaries, (c) termination events with respect to the Plan, and (d) bankruptcy events with respect to the Company or certain of its material subsidiaries.

The Company will continue to make required contributions to the Plan, the scheduled amounts of which are not affected by the Term Sheet or the Definitive Documentation.  The Company has consistently managed its business such that it is able to meet its obligations to the Plan despite the historically unprecedented low interest rate environment.  Although the Company believes that no basis exists under ERISA for an involuntary or distress termination of the Plan, PBGC has further agreed to forbear from initiating an involuntary termination of the Plan, except upon the occurrence of specified conditions.

Item 8.01	Other Events

On September 4, 2015, the Company issued a press release announcing the Term Sheet.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 –
 A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Registrant's term sheet with the PBGC.  The Registrant cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements.  Additional information concerning other factors is contained in the Registrant's annual report on Form 10-K for the fiscal year ended January 31, 2015 and subsequent filings with the SEC.  The Registrant intends the forward looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

Item 9.01                          Financial Statements and Exhibits

(d)            Exhibits

Exhibit 99.1	Press Release, dated September 4, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: September 4, 2015
/s/ Kristin M. Coleman
By: Kristin M. Coleman
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated September 4, 2015